Exhibit 10.01

Execution Version

FIRST AMENDMENT

TO

364-DAY REVOLVING CREDIT AGREEMENT

dated as of

March 7, 2011

among

NUSTAR GP HOLDINGS, LLC

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of March 7, 2011, is among NUSTAR GP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain 364-Day Revolving Credit Agreement dated as of July 15, 2010 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Consolidated Debt Coverage Ratio” is hereby amended in its entirety to read as follows:

“Consolidated Debt Coverage Ratio” means, for any day, the ratio of (a) all Indebtedness of the MLP and its subsidiaries (excluding (i) the principal amount of Hybrid Equity Securities in an aggregate amount not to exceed 15% of Total Capitalization and (ii) the Excluded Go-Zone Bond Proceeds in an aggregate amount not to exceed $350,000,000 and the corresponding portion of any outstanding letters of credit providing credit support therefor), on a consolidated basis, as of the last day of the then most recent Rolling Period over (b) Consolidated EBITDA of the MLP and its subsidiaries for such Rolling Period.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“Go-Zone Bond” means any bond issued pursuant to a Go-Zone Bond Indenture.

(c) The following definition is hereby added where alphabetically appropriate to read as follows:

“Go-Zone Bond Indentures” means, collectively: (a) the Indenture of Trust dated as of July 1, 2010 between Parish of St. James, State of Louisiana and U.S. Bank National Association, as Trustee; (b) the Indenture of Trust dated as of October 1, 2010 between Parish of St. James, State of Louisiana and U.S. Bank National Association, as Trustee; (c) the Indenture of Trust dated as of December 1, 2010 between Parish of St. James, State of Louisiana and U.S. Bank National Association, as Trustee; and (d) any other indenture of trust on the same or substantially the same terms as those contained in the indentures described in the foregoing clauses (a) through (c), provided that the Go-Zone Bonds issued thereunder are for the purpose of financing the acquisition or construction of nonresidential real property to be located in the geographical limits of the Gulf Opportunity Zone as provided in the Gulf Opportunity Zone Act of 2005.

(d) The following definition is hereby added where alphabetically appropriate to read as follows:

“Excluded Go-Zone Bond Proceeds” means, at any time, an amount equal to the net proceeds from the issuance of Go-Zone Bonds to the extent such proceeds are held at such time in one or more “Project Funds” (as such term is defined in the applicable Go-Zone Bond Indenture).

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the Required Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

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Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

NUSTAR GP HOLDINGS, LLC

By	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to First Amendment to

364-Day Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

Signature Page to First Amendment to

364-Day Revolving Credit Agreement

SUNTRUST BANK, individually
and as Syndication Agent

By	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Vice President

Signature Page to First Amendment to

364-Day Revolving Credit Agreement

MIZUHO CORPORATE BANK LTD.

By	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page to First Amendment to

364-Day Revolving Credit Agreement

CITIBANK, N.A.

By	/s/ Todd J. Mogil
Name: Todd J. Mogil
Title: Vice President

Signature Page to First Amendment to

364-Day Revolving Credit Agreement

BAYERISCHE LANDESBANK NEW YORK BRANCH

By	/s/ Rolf Siebert
Name: Rolf Siebert
Title: Senior Vice President

By	/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: First Vice President

Signature Page to First Amendment to

364-Day Revolving Credit Agreement

THE FROST NATIONAL BANK

By	/s/ Sara Cernosek
Name: Sara Cernosek
Title: Vice President

Signature Page to First Amendment to

364-Day Revolving Credit Agreement

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